Exhibit 99.23

News Release

FOR IMMEDIATE RELEASE:

Contacts:	Valerie Haertel (Investor Relations)	John Meyers (Media)
	(212) 969-6414	(212) 969-2301
	investor_relations@acml.com	john_meyers@acml.com

Alliance Capital Agrees to RESOLVE
Three Regulatory Matters for a Total of $950,000

New York, NY, October 14, 2005 – Alliance Capital Management Holding L.P. (“Alliance Holding”) (NYSE: AC) and Alliance Capital Management L.P. (“Alliance Capital”) today reported that Alliance Capital has agreed in principle to resolve three regulatory matters for a total of $950,000:

•                  A National Association of Securities Dealers, Inc. matter, previously disclosed, involving the personal securities trading of a research analyst;

•                  A New York Stock Exchange, Inc. matter, previously disclosed, involving Electronic Blue Sheet submissions; and

•                  A U.S. Securities and Exchange Commission matter involving incomplete descriptions of quarterly distributions to shareholders of the Alliance All-Market Advantage Fund and the Spain Fund.

The resolution of each of these matters is subject to final regulatory approval and definitive documentation.

For additional information concerning these matters, please refer to Forms 8-K filed with the SEC concurrently with the issuance of this news release by Alliance Holding and Alliance Capital.

Alliance Capital is committed to strict compliance with the rules and regulations that apply to its businesses and is working hard to ensure that it can meet this commitment unfailingly in the future.

ABOUT ALLIANCE CAPITAL

Alliance Capital is a leading global investment management firm providing investment management services for many of the largest U.S. public and private employee benefit plans, foundations, public employee retirement funds, pension funds, endowments, banks, insurance companies and high-net-worth individuals worldwide. Alliance Capital is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios.  Through its Sanford C. Bernstein & Co., LLC subsidiary, Alliance Capital provides in-depth research, portfolio strategy and trade execution to the institutional investment community.

Page 2 of 2: Alliance Capital

At September 30, 2005, Alliance Holding owned approximately 32.1% of the Alliance Capital Units. AXA Financial was the beneficial owner of approximately 60.0% of the issued and outstanding Alliance Capital Units at September 30, 2005 (including those held indirectly through its ownership of approximately 1.8% of the issued and outstanding Alliance Holding Units), which, including the general partnership interests in Alliance Capital and Alliance Holding, represent an approximate 61.0% economic interest in Alliance Capital. AXA Financial, Inc. is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations.  Additional information may be found at www.alliancecapital.com.

Forward-Looking Statements

Certain statements in this news release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance we achieve for our clients, general economic conditions, future acquisitions, competitive conditions, and government regulations, including changes in tax rates.  We caution readers to carefully consider such forward-looking statements in light of these factors.  Further, such forward-looking statements speak only as of the date on which such statements are made; we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.  For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” in Item 1 of Form 10-K for the year ended December 31, 2004. Any or all of the forward-looking statements that we make in Form 10-K, this news release, or any other public statements we issue may turn out to be wrong.  Please remember that factors other than those listed in “Risk Factors” could also adversely affect our business, operating results, or financial condition.